UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 14, 2020

(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Union Boulevard, #400, Lakewood, CO 80228

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (303) 384-1400

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GTIM	Nasdaq Stock Exchange

Item 1.01.	Entry Into a Material Definitive Agreement.

On April 14, 2020, Good Times Restaurants Inc. (the “Borrower”) and each of its wholly-owned subsidiaries, as guarantors, entered into a Consent and Forbearance Agreement effective March 31, 2020 (the “Consent and Forbearance Agreement”) with respect to the Company’s Credit Agreement (the “Original Credit Agreement”) with Cadence Bank, N.A., as administrative agent (“Cadence”) entered into on September 8, 2016, as amended on September 11, 2017 by the First Amendment to Credit Agreement (the “First Amendment”), as further amended on November 2, 2018 by the Second Amendment to Credit Agreement (the “Second Amendment”), as further amended on February 21, 2019 by the Third Amendment to Credit Agreement (the “Third Amendment”), and further amended on December 9, 2019 by the Fourth Amendment to Credit Amendment (the “Fourth Amendment” and, together with the Original Credit Agreement, the First Amendment, Second Amendment and the Third Amendment, the “Credit Agreement”).

The Borrower has informed Cadence that certain events of default may occur as a result of Borrower’s failure to comply with certain financial covenants for the fiscal quarter ended on or about March 31, 2020 (collectively, the “Potential Events of Default”). Pursuant to the terms of the Consent and Forbearance Agreement, during the Forbearance Period (as defined below), Cadence agreed to forbear from exercising any available rights and remedies under the Credit Agreement to the extent such rights and remedies arise exclusively as a result of the Potential Events of Default. Further, Cadence agreed that it will consent to the Borrower’s request to defer the principal payment (the “Payment Deferral”) on the loans due on March 31, 2020 until the Maturity Date (as defined in the Credit Agreement).

The forbearance period (the “Forbearance Period”) will expire on the earliest to occur of (a) any default or event of default other than the Potential Events of Default, (b) the breach by the Borrower or any guarantor of any covenant or provisions of the Consent and Forbearance Agreement; and (c) 11:59 p.m. (Eastern time) on June 30, 2020.

The forgoing description of the Consent and Forbearance Agreement is qualified in its entirety by reference to the full text of the Consent and Forbearance Agreement, a copy of which is filed in Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 regarding the Consent and Forbearance Agreement is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Number	Description

10.1*	Consent and Forbearance Agreement, dated as of April 14, 2020 but effective March 31, 2020 by and among Good Times Restaurants Inc., each of its wholly-owned subsidiaries and Cadence Bank, N.A.

10.2	Cadence Bank Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed September 13, 2016 (File No. 000-18590) and incorporated herein by reference)

10.3	Cadence Bank Security and Pledge Agreement (previously filed as Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed September 13, 2016 (File No. 000-18590) and incorporated herein by reference)

10.4	Cadence Bank First Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed September 12, 2017 (File No. 000-18590) and incorporated herein by reference)

10.5	Cadence Bank Second Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed November 2, 2018 (File No. 000-18590) and incorporated herein by reference)

10.6	Cadence Bank Third Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 10Q filed May 10, 2019 (File No. 000-18590) and incorporated herein by reference)

10.7	Cadence Bank Fourth Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed December 13, 2019 (File No. 000-18590) and incorporated herein by reference)

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date: April 20, 2020	By:
Ryan M. Zink
Chief Executive Officer, Principal Financial Officer

EXHIBIT INDEX

Number	Description

10.1*	Consent and Forbearance Agreement, dated as of April 14, 2020 but effective March 31, 2020 by and among Good Times Restaurants Inc., each of its wholly-owned subsidiaries and Cadence Bank, N.A.

10.2	Cadence Bank Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed September 13, 2016 (File No. 000-18590) and incorporated herein by reference)

10.3	Cadence Bank Security and Pledge Agreement (previously filed as Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed September 13, 2016 (File No. 000-18590) and incorporated herein by reference)

10.4	Cadence Bank First Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed September 12, 2017 (File No. 000-18590) and incorporated herein by reference)

10.5	Cadence Bank Second Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed November 2, 2018 (File No. 000-18590) and incorporated herein by reference)

10.6	Cadence Bank Third Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 10Q filed May 10, 2019 (File No. 000-18590) and incorporated herein by reference)

10.7	Cadence Bank Fourth Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed December 13, 2019 (File No. 000-18590) and incorporated herein by reference)